UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2006

Sunrise Telecom Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-17781	77-0181864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (408) 363-8000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    ___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) As previously announced on August 7, 2006, the Company had commenced an internal review of its practices for granting stock options, focusing on option grants from early 2001. Today, the Company announced the completion of the voluntary review, which was initiated and conducted by the Company’s management and reviewed by the Company’s Audit Committee of the Board of Directors. On September 18, 2006, management determined and the Audit Committee agreed that the Company had used an incorrect measurement date with respect to the accounting for stock options granted in January 2001. The review did not find any patterns indicative of backdating or evidence of other deliberate misconduct by the Company’s executives, staff or directors. The Company’s independent auditor is currently evaluating the results of the stock option review.

As a result of these findings, the Company will restate its financial statements for the fiscal years 2001 through 2005. The total non-cash compensation charge for those periods is expected to be approximately $6 million before income tax considerations. Due to the expected restatement, the Company’s financial statements and related financial information included in the 2004 Form 10-K and the Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005 should no longer be relied upon.

The Company’s management and the Audit Committee of the Company’s Board of Directors have discussed the matters disclosed in this filing with KPMG LLP, the Company’s independent registered public accounting firm.

In August 2006, the Company notified the SEC of the voluntary stock option review and, on September 17, 2006, the Company received a notice of an informal SEC inquiry into the Company’s stock option practices. The Company intends to cooperate fully and voluntarily produce information responsive to the SEC inquiry.

The Company intends to file with the SEC financial statements required to be restated, as well as its Form 10-Q for the quarter ended September 30, 2005 and its Form 10-K for the year ended December 31, 2005 and subsequent periodic reports, as soon as practicable.

Management is currently evaluating the impact of this matter on the Company’s internal control over financial reporting and disclosure controls and procedures.

The Company has issued a press release on September 20, 2006, a copy of which is attached as Exhibit 99.01 to this report, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Separately, the Company today announced that it has completed the Audit Committee investigation of transactions and business practices in its foreign operations. The Audit Committee has concluded that no restatements or adjustments were required to the Company’s financial statements in connection with this investigation. As a result of the investigation, the Company has initiated changes to its internal controls and other processes and procedures and has made personnel changes. The results of the investigation have been provided to the Company’s independent auditor and to the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.01	Press Release dated September 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date: September 20, 2006	By:	/s/ RICHARD D. KENT
Richard D. Kent Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.01	Press Release dated September 20, 2006

Exhibit 99.01
Sunrise Telecom Completes Review of Stock Option Granting Practices, Plans Restatement

Concludes Audit Committee Investigation of Transactions and Business Practices in its Foreign Operations

SAN JOSE, Calif., September 20, 2006 /PRNewswire-FirstCall/ -- Sunrise Telecom Incorporated (Pinksheets: SRTI.PK), a leading provider of service verification equipment for telecommunications, cable broadband and Internet networks, announced the completion of the voluntary review of the Company’s stock option practices. The review was initiated and conducted by Sunrise Telecom’s management and reviewed by the Audit Committee of the Board of Directors. The Company has determined that it used an incorrect measurement date with respect to the accounting for stock options granted in January of 2001. The review did not find any patterns indicative of backdating or evidence of other deliberate misconduct by the Company’s executives, staff or directors.

As a result of these findings, the Company will restate its financial statements for the fiscal years 2001 through 2005. The total non-cash compensation charge for those periods is expected to be approximately $6 million before any income tax considerations. Due to the expected restatement, the Company’s financial statements and related financial information starting with the Form 10-Q for the quarter ended March 31, 2001 including the 2004 Form 10-K and the Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005 should no longer be relied upon. The 2004 Form 10-K and the Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005 will be amended as soon as practical.

Sunrise Telecom has notified the Securities and Exchange Commission (“SEC”) of the voluntary review and, subsequently, received a notice of an informal SEC inquiry into the Company’s stock option practices. The Company intends to cooperate fully and voluntarily produce information responsive to the SEC inquiry.

Completion of the Audit Committee Investigation of Transactions and Business Practices in its Foreign Operations.

Separately, the Company announced that it has completed the Audit Committee investigation of transactions and business practices in its foreign operations. The Audit Committee has concluded that no restatements or adjustments were required to the Company’s financial statements in connection with this investigation. As a result of the investigation, in an effort to strengthen the company and aid its global compliance programs, the Company has initiated changes to its internal controls and other processes and procedures, and has made personnel changes. The results of the investigation have been provided to the Company’s independent auditors and to the SEC.

Said Sunrise Telecom CFO, Rick Kent, "We are very grateful for the hard work and commitment of our employees throughout the investigation process and for the continued support of our customers. Now that the investigation has been finalized, we will focus on becoming current with the Company's SEC filing requirements.

About Sunrise Telecom Incorporated

Sunrise Telecom develops testing and monitoring solutions that ensure its customers can deliver high-quality voice, video, data and next-generation digital multimedia services quickly, reliably, and cost-effectively. The firm's feature-rich, easy-to-use solutions allow service providers to pre- qualify, verify, and diagnose telecommunications, cable TV, and Internet networks, and new broadband services including wireline access, DSL, fiber optics, cable TV, cable modem, and signaling networks to ensure their customers' satisfaction. Sunrise Telecom's products maximize service technicians' effectiveness and provide advanced network monitoring to proactively identify and react to network problems before network use is disrupted. Based in San Jose, California, Sunrise Telecom distributes its products through a network of sales representatives, distributors and a direct sales force throughout Asia, Europe, and North America. For more information, visit the company's website at www.sunrisetelecom.com.

Sunrise Telecom is a registered trademark of Sunrise Telecom Incorporated. All other trademarks mentioned in this document are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, particularly the statements concerning the Company's voluntary review of its stock option practices and need to restate its financial statements for the fiscal years 2001 through 2005. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from these expectations. Specific factors that may cause results to differ from expectations and affect our stock price include: the amount and timing of stock-based compensation and other additional expenses to be recorded, and the corresponding restatement of Sunrise Telecom’s financial statements; other accounting adjustments that may result from review of Sunrise Telecom’s financial statements for the periods in question; the ramifications of Sunrise Telecom’s inability to file required reports with the SEC on a timely basis; any potential claims or proceedings related to such matters, including shareholder litigation and any action by the SEC; any negative tax or other implications for Sunrise Telecom resulting from the accounting adjustment and other factors; increased competitive pressures and technological change from current competitors, and in the future, from former employees; sales of large blocks of stock from former employees; loss of key personnel; Sunrise Telecom's dependence on a limited number of major customers and limited source suppliers; deferred or lost sales resulting from order cancellations or changes; increased management attention and increased costs associated with securities regulation compliance; and deferred sales resulting from the application of revenue recognition requirements. These and other risks and uncertainties are described in more detail in Sunrise Telecom's reports filed with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2004 and its Form 10-Q for the quarter ended June 30, 2005. Sunrise Telecom assumes no obligation to update the forward-looking statements included in this press release.

CONTACT:

Richard Kent
Chief Financial Officer of Sunrise Telecom

1-408-363-8000